As filed with the Securities and Exchange Commission on 2/5/04

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07959

                             ADVISORS SERIES TRUST
                             ---------------------
               (Exact name of registrant as specified in charter)

                            615 EAST MICHIGAN STREET
                              MILWAUKEE, WI 53202
                              -------------------
              (Address of principal executive offices) (Zip code)

                                ERIC M. BANHAZL
                             ADVISORS SERIES TRUST
                       2020 EAST FINANCIAL WAY, SUITE 100
                               GLENDORA, CA 91741
                               ------------------
                    (Name and address of agent for service)

                                 (414) 765-5340
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: NOVEMBER 30, 2003
                         -----------------

Date of reporting period: NOVEMBER 30, 2003
                          -----------------

ITEM 1. REPORT TO STOCKHOLDERS.
-------------------------------

                                     HOWARD
                                    CAPITAL
                               APPRECIATION FUND

                                 ANNUAL REPORT
                               NOVEMBER 30, 2003

November 30, 2003

Dear Shareholder:

The major domestic equity market indices have appreciated significantly from the market lows reached in October 2002. The S&P 500 and Dow Jones Industrial Average have appreciated 22.26% and 19.65%, respectively, year-to-date based upon expectations of an economic recovery. We have been surprised that investors still appear ready to embrace the speculative climate of a few years ago and it appears that they have forgotten the dramatic near 80% decline in the NASDAQ. We also remain concerned that the investment community does not appreciate the economic and capital market risks we believe still exist.

The sustainability of the domestic economic recovery remains in question. Many observers are concerned that the economic expansion of the last several months is solely the result of short-term fiscal stimuli. This point of view receives additional support from recent disappointing consumer sentiment and retail sales data. The consumer's propensity to spend has been hindered by the anticipation of a slow down in new home sales, as evidenced by the recent collapse in new home applications, and by the diminishing level of mortgage refinancing. Now that the economy has received its jump-start from the consumer, it is imperative to survival of this nascent recovery into 2004 that business increase its capital spending. Although we acknowledge that an economic recovery is underway, we remain cautious because the current rate of economic growth is below historic trends, particularly for this stage of a recovery.

The portfolio had been defensively positioned through much of 2001 and 2002, resulting in outperformance during those years when the S&P 500 declined more than 30%. Several geopolitical obstacles prevented our increasing equity exposure in the first two months of the first quarter, namely terrorism, Iraq, Venezuela and Nigeria. In addition, the energy markets were extremely volatile and threatened the early stages of the economic recovery. Fundamentally, high valuations, questionable accounting practices, uncertain growth and underfunded pension plans further lead to our caution. We increased our investment exposure significantly late in March, when anticipation of a military success in Iraq overwhelmed the markets and jumpstarted the market rally that has continued through the end of the year.

By mid-year, we felt that the significant appreciation that had occurred during the second quarter had discounted a great deal of the economy's potential through the end of the year and that additional investment exposure was not warranted. Throughout the end of the Summer and early Fall, the market fluctuated by only 3-4% above and below the 1,000 level of the S&P 500. We continued to believe that the reason that the indices had been unable to begin their next upward leg of the cyclical bull market was due to the relatively high valuations accorded equities, during a period when investors simultaneously remained doubtful regarding the outlook for earnings' growth. Their concern was justified by the fact that a significant portion of our Nation's final demand was being met by imports, and consequently this production was not benefiting U.S. manufacturers or their employees.

We continue to believe that investment risk remains in the equity markets, especially due to the continuing erosion of the U.S. Dollar, which has declined by nearly 30%. Our record budget and trade deficits are driving our currency lower and will certainly cause dislocations in other markets. Higher commodity prices, including those for oil and gas, as well as those for gold and copper, are harbingers of this type of disequilibria. The prices of agricultural commodities are also on the rise. We believe that it is only a matter of time before this persistent dollar weakness negatively impacts individual equity valuations and, consequently, the overall price levels of the equity markets.

Sincerely,

/s/Anthony Orphanos

Anthony Orphanos
Chief Investment Officer

Opinions expressed above are those of Anthony Orphanos and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced. Please refer to page # for more complete performance information.

THE FUND INVESTS IN SMALLER COMPANIES, WHICH MAY INVOLVE ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY. INVESTING IN THE FUND INVOLVES ADDITIONAL RISKS, INCLUDING BUT NOT LIMITED TO THOSE ASSOCIATED WITH DERIVATIVES, SHORT SELLING AND OPTIONS. PLEASE REFER TO THE PROSPECTUS FOR SPECIFIC DETAILS ON THESE RISKS.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over the counter and not on an exchange. The Dow Jones Industrial Average is an unmanaged index of common stocks comprised of major industrial companies and assumes reinvestment of dividends. One cannot invest directly in an index.

Must be preceded or accompanied by a prospectus. 01/04

 Comparison of the change in value of a hypothetical $10,000 investment in the Howard Capital Appreciation Fund vs the S&P 500 Index, and the Lipper Multi-Cap
                               Growth Fund Index.

                  Howard Capital                            Lipper Multi-Cap
    Date        Appreciation Fund      S&P 500 Index        Growth Fund Index
    ----        -----------------      -------------        -----------------
  12/29/98           $10,000               $10,000               $10,000
   5/31/99           $10,770               $10,683               $10,682
  11/30/99           $12,040               $11,469               $12,715
   5/31/00           $11,743               $11,803               $14,300
  11/30/00           $10,733               $10,986               $12,483
   5/31/01           $11,139               $10,557               $11,170
  11/30/01           $11,109                $9,643                $9,485
   5/31/02           $10,529                $9,095                $8,484
  11/30/02            $9,494                $8,050                $7,299
   5/31/03            $9,271                $8,361                $7,728
  11/30/03            $8,774                $9,265                $8,963

     Total Return:
     -------------
                                               1 YEAR     SINCE INCEPTION2<F2>
                                               ------     --------------------
     Howard Capital Appreciation Fund1<F1>     -7.59%            -2.62%
     S&P 500 Index                             15.09%            -1.81%
     Lipper Multi Cap Growth Fund Index        22.79%            -1.97%

Past performance does not guarantee future results. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns reflect reinvestment of dividends and capital gains. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designated to represent the broad domestic economy.

The Lipper Multi-Cap Growth Fund Index invests in a variety of market capitalization ranges, without concentrating 75% of their Equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S & P 500 Mid-Cap 400 Index. Multi-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index. These funds will normally have an above-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap equity funds universe average.

One cannot invest directly in an index.

1<F1>  The Fund commenced operations on December 29, 1998.
2<F2> These figures report the Average Annual Total Return. The Average Annual Total Return represents the average change in account value over the period indicated.

SCHEDULE OF INVESTMENTS AT NOVEMBER 30, 2003

  Shares      COMMON STOCKS:  78.75%                              Market Value
  ------      ----------------------                              ------------

              AEROSPACE/DEFENSE - EQUIPMENT: 7.82%
  17,000      Honeywell International, Inc.                        $  504,730
                                                                   ----------

              AUTOMOBILES & COMPONENTS: 3.31%
   5,000      General Motors Corp.                                    213,900
                                                                   ----------

              CONSUMER GOODS: 4.18%
   8,000      The Gillette Co.                                        269,840
                                                                   ----------

              ELECTRONIC COMPONENTS - SEMICONDUCTOR: 5.99%
  13,000      Texas Instruments, Inc.                                 386,880
                                                                   ----------

              FARM MACHINERY & EQUIPMENT: 5.59%
  21,000      AGCO Corp.*<F3>                                         361,200
                                                                   ----------

              FINANCIALS - DIVERSIFIED FINANCIAL SERVICES: 14.69%
   8,900      Citigroup, Inc.                                         418,656
  15,000      J.P. Morgan Chase & Co.                                 530,400
                                                                   ----------
                                                                      949,056
                                                                   ----------

              FOOD & KINDERD PRODUCTS: 5.09%
  23,000      Archer-Daniels-Midland Co.                              328,670
                                                                   ----------

              HEALTHCARE - PHARMACEUTICALS: 9.17%
  18,000      Hollis-Eden Pharmaceuticals*<F3>                        247,140
   8,500      Merck & Co, Inc.                                        345,100
                                                                   ----------
                                                                      592,240
                                                                   ----------

              MEDICAL - BIOMEDICAL/GENOMICS: 3.15%
  15,000      Applera Corporation - Celera Genomics Group*<F3>        203,550
                                                                   ----------

              MULTIMEDIA: 3.28%
  13,000      Time Warner, Inc.*<F3>                                  211,640
                                                                   ----------

              OIL & GAS EXTRACTION: 16.48%
   3,800      Devon Energy Corp.                                      187,568
   5,500      Encana Corp.                                            202,015
   8,000      Ensco International, Inc.                               202,400
   8,000      Global SantaFe Corp.                                    172,000
   8,000      Rowan Companies, Inc.*<F3>                              169,360
   4,000      Weatherford International, Ltd.*<F3>                    131,120
                                                                   ----------
                                                                    1,064,463
                                                                   ----------

              Total Common Stocks (Cost $6,542,459)                 5,086,169
                                                                   ----------

              SHORT-TERM INVESTMENTS: 12.78%
              ------------------------------
 825,463      Federated Cash Trust Treasury Money Market
                (Cost $825,463)                                       825,463
                                                                   ----------

              Total Investments in Securities
                (Cost $7,367,922):  91.53%                          5,911,632
              Other Assets Less Liabilities:  8.47%                   547,306
                                                                   ----------
              Net Assets:  100.00%                                 $6,458,938
                                                                   ----------
                                                                   ----------

*<F3>  Non-income producing security.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES AT NOVEMBER 30, 2003

ASSETS
   Investments in securities, at value
     (identified cost $7,367,922)                                  $ 5,911,632
   Cash                                                              1,355,905
   Receivables
       Dividends and interest                                            8,707
       Due from advisor                                                  1,006
   Prepaid expenses                                                      3,600
                                                                   -----------
           Total assets                                              7,280,850
                                                                   -----------

LIABILITIES
   Payables
       Due to broker for short sales                                   798,448
       Distribution fees                                                 1,446
       Due to administrator                                              2,466
   Accrued expenses and other liabilities                               19,552
                                                                   -----------
           Total liabilities                                           821,912
                                                                   -----------

NET ASSETS                                                         $ 6,458,938
                                                                   -----------
                                                                   -----------

Net asset value, offering and redemption price per share
  [$6,458,938/746,812 shares outstanding; unlimited number
  of shares (par value $0.01) authorized]                                $8.65
                                                                         -----
                                                                         -----

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $11,101,524
   Accumulated net realized loss on investments                     (3,186,296)
   Net unrealized depreciation on investments                       (1,456,290)
                                                                   -----------
           Net assets                                              $ 6,458,938
                                                                   -----------
                                                                   -----------

See Notes to Financial Statements.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED NOVEMBER 30, 2003

INVESTMENT INCOME
    Income
        Dividend Income (net of tax withheld $369)                $    84,065
        Interest Income                                                13,745
                                                                  -----------
                                                                       97,810
                                                                  -----------
    Expenses
        Advisory fees (Note 3)                                         89,862
        Administration fee (Note 3)                                    30,000
        Professional fees                                              28,085
        Distribution Expense (Note 3)                                  22,466
        Fund accounting fees                                           18,227
        Registration fees                                              16,012
        Transfer agent fees                                            13,812
        Trustees' fees                                                  6,761
        Reports to shareholders                                         5,239
        Custody fees                                                    4,536
        Miscellaneous                                                   4,211
        Insurance expense                                               1,647
                                                                  -----------
           Total expenses                                             240,858
           Less: advisory fee waiver (Note 3)                         (65,627)
                                                                  -----------
           Net expenses                                               175,231
                                                                  -----------
               Net investment loss                                    (77,421)
                                                                  -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
    Net realized loss on:
        Investments                                                  (185,408)
        Short positions                                              (977,640)
                                                                  -----------
                                                                   (1,163,048)
    Net change in unrealized depreciation on investments              535,779
                                                                  -----------
        Net realized and unrealized loss on investments              (627,269)
                                                                  -----------
               NET DECREASE IN NET ASSETS
                 RESULTING FROM OPERATIONS                        $  (704,690)
                                                                  -----------
                                                                  -----------

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   Year                  Year
                                                                                  Ended                  Ended
                                                                            November 30, 2003      November 30, 2002
                                                                            -----------------      -----------------
DECREASE IN NET ASSETS FROM:
OPERATIONS
   Net investment loss                                                         $   (77,421)          $   (72,482)
   Net realized loss on investments and securities sold short                   (1,163,048)             (560,636)
   Net change in unrealized (depreciation) / appreciation
     on investments and short positions                                            535,779              (827,004)
                                                                               -----------           -----------
       NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                       (704,690)           (1,460,122)
                                                                               -----------           -----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                                           --               (27,851)
                                                                               -----------           -----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Net (decrease)/increase in net assets derived from net change
     in outstanding shares (a)<F4>                                              (2,955,611)              303,184
                                                                               -----------           -----------
       TOTAL DECREASE IN NET ASSETS                                             (3,660,301)           (1,184,789)
                                                                               -----------           -----------

NET ASSETS
Beginning of year                                                               10,119,239            11,304,028
                                                                               -----------           -----------
END OF YEAR                                                                    $ 6,458,938           $10,119,239
                                                                               -----------           -----------
                                                                               -----------           -----------

(a)<F4>  A summary of share transactions is as follows:

                                                               Year                          Year
                                                              Ended                         Ended
                                                         November 30,2003             November 30, 2002
                                                    --------------------------    --------------------------
                                                    Shares     Paid in Capital    Shares     Paid in Capital
                                                    ------     ---------------    ------     ---------------
Shares sold                                           43,969    $    389,337       304,197     $ 2,802,047
Shares issued on reinvestments of distributions           --              --         2,517          27,525
Shares redeemed                                     (377,792)     (3,344,948)     (255,125)     (2,526,388)
                                                    --------     -----------      --------     -----------
Net (decrease)/increase                             (333,823)    $(2,955,611)       51,589     $   303,184
                                                    --------     -----------      --------     -----------
                                                    --------     -----------      --------     -----------

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                        December 29, 1998*<F5>
                                                             Year Ended November 30,                           through
                                                2003           2002           2001        2000++<F9>      November 30, 1999
                                                ----           ----           ----        ----------      -----------------
Net asset value, beginning of period            $9.36         $10.98         $10.73         $12.04              $10.00
                                                -----         ------         ------         ------              ------

Income from investment operations:
   Net investment (loss)                        (0.10)         (0.07)         (0.02)         (0.04)               0.00
   Net realized and unrealized
     (loss)/gain on investments                 (0.61)         (1.52)          0.39          (1.27)               2.04
                                                -----         ------         ------         ------              ------
Total from investment operations                (0.71)         (1.59)          0.37          (1.31)               2.04
                                                -----         ------         ------         ------              ------

Less distributions:
   From net investment income                      --          (0.03)          0.00**<F6>     0.00**<F6>          0.00
   From realized gain from
     security transactions                         --           0.00          (0.12)          0.00                0.00
                                                -----         ------         ------         ------              ------
Total distributions                                --          (0.03)         (0.12)          0.00                0.00
                                                -----         ------         ------         ------              ------

Net asset value, end of period                  $8.65         $ 9.36         $10.98         $10.73              $12.04
                                                -----         ------         ------         ------              ------
                                                -----         ------         ------         ------              ------

TOTAL RETURN                                    (7.59%)       (14.53%)         3.50%        (10.86%)             20.40%++<F8>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $6,459        $10,119        $11,304        $13,835              $9,992

Ratio of expenses to average net assets:
   Before expense reimbursement                  2.68%          2.50%          2.42%          2.01%               4.39%+<F7>
   After expense reimbursement                   1.95%          1.95%          1.95%          1.95%               1.95%+<F7>

Ratio of net investment (loss) / income
  to average net assets
   After expense reimbursement                  (0.86%)        (0.74%)        (0.17%)        (0.26%)              0.07%+<F7>

Portfolio turnover rate                         52.77%        200.78%        187.57%        181.51%             211.31%

 *<F5>  Commencement of operations.
**<F6>  Amount distributed represents less than one-half of one cent per share.
 +<F7>  Annualized.
++<F8>  Not Annualized
++<F9>  Computed using average shares outstanding.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AT NOVEMBER 30, 2003

NOTE 1 - ORGANIZATION

    The Howard Capital Appreciation Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek growth of capital. The Fund attempts to achieve its objective by investing primarily in equity securities of large to mid capitalization companies. The Fund began operations on December 29, 1998.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

    A. Security Valuation: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

    B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

    C. Security Transactions, Dividends and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

    D. Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

    E. Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
        Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended November 30, 2003, decreased paid in capital and increased undistributed net investment income by $77,421 due to certain permanent book and tax differences. Net assets were not affected by the change.

    F. Securities Sold Short. The Fund may sell securities it does not own in anticipation of a decline in the market value of the securities. The Fund will generally borrow the security (generally from the broker through which the short sale is made) sold short in order to make delivery to the buyer then replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the proceeds of the short sale are retained by the broker and the Fund is required to pay to the broker a negotiated portion of any dividend or interest which accrue during the period of the loan. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale as the price of the security increases. Losses on securities sold short may be unlimited.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    For the year ended November 30, 2003, Howard Capital Management (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended November 30, 2003, the Fund incurred $89,862 in Advisory Fees.

    The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.95% of average net assets (the "expense cap"). Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended November 30, 2003, the Advisor reduced its fees in the amount of $65,627; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $276,174 and expire as follows:

                            Year            Amount
                            ----            ------
                            2004           $102,788
                            2005            107,759
                            2006             65,627
                                           --------
                                           $276,174
                                           --------
                                           --------

    U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

   Fund asset level                           Fee rate
   ----------------                           --------
   Less than $15 million                      $30,000
   $15 million to less than $50 million       0.20% of average daily net assets
   $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
   More than $150 million                     0.05% of average daily net assets

    The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the year ended November 30, 2003, the Fund paid the Distribution Coordinator $22,466.

    Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

    Certain officers of the Fund are also officers of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

    During the year ended November 30, 2003, the aggregate purchases and sales of securities (excluding short-term investments) were:

                                     Purchases           Sales
                                     ---------           -----
    Long Transactions                $2,732,509        $4,899,558
    Short Sale Transactions          $5,970,183        $4,992,543

NOTE 5 - INCOME TAXES

    Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

    The tax character of distributions paid during years ended November 30, 2003 and 2002 were as follows:

                                           2003        2002
                                           ----        ----
           Ordinary Income               $    --     $27,851
           Long-term capital gains            --          --
                                         -------     -------
                                         $    --     $27,851
                                         -------     -------
                                         -------     -------

    As of November 30, 2003, the components of accumulated earnings/(losses) on a tax basis were as follows:

        Cost of investments                   $ 7,367,922
                                              -----------
        Gross tax unrealized appreciation         181,876
        Gross tax unrealized depreciation      (1,638,166)
                                              -----------
        Net tax unrealized depreciation       $(1,456,290)
                                              -----------
                                              -----------
        Undistributed ordinary income         $        --
        Undistributed long-term capital gain           --
                                              -----------
        Total distributable earnings          $        --
                                              -----------
                                              -----------
        Other accumulated gains/(losses)      $(3,186,296)
                                              -----------
        Total accumulated earnings/(losses)   $(4,642,586)
                                              -----------
                                              -----------

    The Fund had a capital loss carryforward of ($3,186,296) which expires as follows:

                                  Year            Amount
                                  ----            ------
                                  2007        $  (177,758)
                                  2009         (1,232,062)
                                  2010           (613,428)
                                  2011         (1,163,048)
                                              -----------
                                              $(3,186,296)
                                              -----------
                                              -----------

NOTE 6 - CHANGE OF AUDITORS

    On June 13, 2003, PricewaterhouseCoopers LLP ("PwC") resigned as the independent accountants for the Howard Capital Appreciation Fund (the "Fund"), a series of Advisors Series Trust (the "Company"). On June 13, 2003, the Company retained Tait Weller & Baker ("Tait") as the independent accountants for the Fund. The retention of Tait as the independent accountants of the Fund has been approved by the Company's Audit Committee and Board of Trustees.

    The reports of PwC on the financial statements of the Fund for the past three fiscal years, and the period December 29, 1998 through November 30, 1999, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

    In connection with its audits for the three most recent fiscal years, and the period December 29, 1998 through November 30, 1999, and through June 13, 2003, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such years.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Advisors Series Trust
Milwaukee, WI

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Howard Capital Appreciation Fund, a series of Advisors Series Trust, as of November 30, 2003, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 2002 and the financial highlights for the three years ended November 30, 2002 and the period December 29, 1998 through November 30, 1999 were audited by other auditors whose report dated January 17, 2003 expressed an unqualified opinion on the statement of changes in net assets and the financial highlights.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Howard Capital Appreciation Fund as of November 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
January 6, 2004

INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

    This chart provides information about the Trustees and Officers who oversee your Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

NAME, AGE
ADDRESS NUMBER OF
POSITION HELD WITH FUND                                                                              TRUSTEE      FUNDS IN COMPLEX
PRINCIPAL OCCUPATION(S) AND OTHER                                                                    OF FUND          OVERSEEN
DIRECTORSHIPS DURING PAST FIVE YEARS                                                                  SINCE          BY TRUSTEE
------------------------------------                                                                 -------      ----------------
Walter E. Auch, Born 1921                                                                              1997               1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Management Consultant.
Other Directorships: Nicholas-Applegate Funds, Citigroup, Pimco Advisors, LLP and Senele Group

James Clayburn LaForce, Born 1927                                                                      2002               1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Dean Emeritus, John E. Anderson Graduate School of Management, University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group, The Metzler/Payden Investment  Group,
PIC Investment Trust, PIC Small Cap Portfolio, PIC Balanced Portfolio, PIC Growth  Portfolio, PIC Mid
Cap Portfolio, Black Rock Funds, Jacobs Engineering Arena Pharmaceuticals, Cancervax

Donald E. O'Connor, Born 1936                                                                          1997               1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Financial Consultant, formerly Executive Vice President and Chief Operating
Officer of ICI Mutual Insurance Company (until January, 1997).
Other Directorships: The Forward Funds

George J. Rebhan, Born 1934                                                                            2002               1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) from 1985 to 1993.
Trustee: E*Trade Funds

George T. Wofford III, Born 1939                                                                       1997               1
2020 E. Financial Way
Glendora, CA  91741
Trustee
Senior Vice President, Information Services, Federal Home Loan Bank of San Francisco.
Other Directorships: None

INTERESTED TRUSTEES AND OFFICERS

Eric M. Banhazl, Born 1957                                                                             1997               1
2020 E. Financial Way
Glendora, CA 91741
Interested Trustee, President
Senior Vice President, U.S. Bancorp Fund Services, LLC, the Fund's administrator
(since July 2001); Treasurer, Investec Funds; formerly, Executive Vice President,
Investment Company Administration, LLC ("ICA") (The Fund's former administrator).

Rodney A. DeWalt, Born 1967                                                                            2003               1
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Officer, U.S. Bancorp Fund Services, LLC (since January 2003).

Douglas G. Hess, Born 1967                                                                             2003               1
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Vice President Compliance and Administration, U.S. Bancorp Fund
Services, LLC (since March 1997).

                        (HOWARD CAPITAL MANAGEMENT LOGO)

                                    ADVISOR
                           Howard Capital Management
                        45 Rockefeller Plaza, Suite 1440
                            New York, New York 10111

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                      615 East Michigan Street, 2nd FLOOR
                           Milwaukee, Wisconsin 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202
                                 (866) 205-0528

                            INDEPENDENT ACCOUNTANTS
                              TAIT, WELLER & BAKER
                         1818 MARKET STREET, SUITE 2400
                        PHILADELPHIA, PENNSYLVANIA 19103

                                 LEGAL COUNSEL
                            Paul, Hastings, Janofsky
                                 & Walker, LLP
                          55 Second Street, 24th Floor
                        San Francisco, California 94105

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a current prospectus please call 866-205-0528.

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendment to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-205-0528.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

The registrant's board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not required for annual reports filed for periods ending before December 15, 2003.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. [RESERVED]
------------------

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. [RESERVED]
------------------

ITEM 9. CONTROLS AND PROCEDURES.
--------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.
-----------------

(a)  Any code of ethics or amendment thereto. Filed herewith.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Advisors Series Trust
                   -----------------------------------------

     By (Signature and Title)  /s/   Eric M. Banhazl
                               -----------------------------
                               Eric M. Banhazl, President

     Date      1/30/04
           -------------------------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     (Registrant)  Advisors Series Trust
                   -----------------------------------------

     By (Signature and Title)  /s/   Eric M. Banhazl
                               -----------------------------
                               Eric M. Banhazl, President

     Date      1/30/04
           -------------------------------------------------

     By (Signature and Title)  /s/  Douglas G. Hess
                               -----------------------------
                               Douglas G. Hess, Treasurer

     Date        2/2/04
           -------------------------------------------------